Pension and other post-retirement benefits (Tables)	6 Months Ended
Jun. 30, 2013
Components of total pension costs
Components of total pension costs

in	6M13	6M12
Total pension costs (CHF million)
Service costs on benefit obligation	14	17
Interest costs on benefit obligation	65	67
Expected return on plan assets	(81)	(81)
Amortization of recognized prior service cost/(credit)	0	(1)
Amortization of recognized actuarial losses	44	42
Total pension costs	42	44